Exhibit 10.1
EXECUTION COPY

AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED SYNDICATED FACILITY AGREEMENT
This AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED SYNDICATED FACILITY AGREEMENT, dated as of February 1, 2023 (this “Amendment”), is made by and among SEALED AIR CORPORATION, a Delaware corporation (the “Company”), for and on behalf of itself and, in its capacity as the Borrower Representative, for and on behalf of, each other Borrower, BANK OF AMERICA, N.A., as agent for and on behalf of the Lenders and other secured parties thereunder (in such capacity, the “Agent”), and the undersigned Lenders. Capitalized terms used but not defined herein have the meaning assigned thereto in the Amended Facility Agreement (as defined below).
PRELIMINARY STATEMENTS
WHEREAS, reference is made to that certain Fourth Amended and Restated Syndicated Facility Agreement, dated as of March 25, 2022 (as amended by Amendment No. 1 to Fourth Amended and Restated Syndicated Facility Agreement and Incremental Assumption Agreement, dated as of December 8, 2022, and as otherwise amended, amended and restated, supplemented, refinanced, replaced or modified from time to time prior to the date hereof, the “Existing Facility Agreement”), made by and among the Company, the other Borrowers (as defined therein) party thereto, the lenders from time to time party thereto (the “Lenders”), the Agent, and the other parties referred to therein;
WHEREAS, the Company and the Agent have agreed that it would be advisable for certain amendments be made to the Existing Facility Agreement to address a technical drafting discrepancy that could, under certain circumstances, result in an unintended inconsistency in the treatment of Cash Management Obligations and Swap Obligations, as between the Existing Facility Agreement and the Pari Passu Intercreditor Agreement, and also within the Pari Passu Intercreditor Agreement, as set forth herein; and
WHEREAS, each Lender party to this Amendment, which Lenders constitute the Required Lenders as of the Amendment Effective Date (as defined below), agrees to the make the amendments to the Existing Facility Agreement set forth herein, on the terms and subject to the conditions set forth herein;
NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:
SECTION 1.Amendments to Existing Facility Agreement. The Existing Facility Agreement is, effective as of the Amendment Effective Date and subject to the satisfaction or waiver in writing of the conditions precedent set forth in Section 3, hereby amended (the Existing Facility Agreement, as so amended by this Amendment, the “Amended Facility Agreement”) by:
(i)     in Section 1.01 thereof, adding a new definition of “Pari Passu Intercreditor Agreement”, in the correct alphabetical order, as follows:
““Pari Passu Intercreditor Agreement” means the Pari Passu Intercreditor Agreement, dated as of September 29, 2021, made by and among the Company, the other Grantors (as defined therein) from time to time party thereto, the Agent, and U.S. Bank National Association, and each Additional Agent (as defined therein), from time to time

        Sealed Air – Amendment No. 2 to Fourth Amended and Restated
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party thereto, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.”
(ii)    in Section 1.01 thereof, amending and restating the definition of “Loan Documents” as follows:
““Loan Documents” means this Agreement, the Notes, the Collateral Documents, each Reaffirmation Agreement, any Letter of Credit (except as to Section 9.01), the Fee Letter (except as to Section 9.01), the 2022 Incremental Term Amendment Agreement, the Pari Passu Intercreditor Agreement, any Incremental Assumption Agreement and the Subsidiary Guaranties.”
(iii)    in Section 1.01 thereof, amending and restating the definition of “Obligations” as follows:
““Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Advance or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided, that, with respect to, and for all purposes of, the Pari Passu Intercreditor Agreement, this term “Obligations” shall also include (i) the obligations of the Company or of any Subsidiary thereof under any Swap Obligations, (ii) any Cash Management Obligations of the Company or any Subsidiary thereof, and (iii) the Obligations of any Loan Party under each Guaranty and the other Loan Documents to which it is a party in respect of any of the Obligations described in the preceding clauses (i) and (ii); provided, further, that, as to any Subsidiary Guarantor, the “Obligations” thereof shall exclude any Excluded Swap Obligations.”
SECTION 2.Representations and Warranties. The Borrower Representative (for and on behalf of itself and the other Borrowers) hereby represents and warrants, on and as of each of the Amendment Effective Date, to the Agent and the Lenders, that:
(a) The Company (i) is duly incorporated, validly existing and in good standing, under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to execute, deliver and perform its obligations under this Amendment, and perform its obligations under the Amended Facility Agreement and (iii) is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except with respect to this clause (iii) where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.
(b) The Company has duly executed and delivered this Amendment, and the Amendment and the Amended Facility Agreement constitute the legal, valid and binding obligation of the Company and each other Borrower, enforceable against each such Person, in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and to equitable principles (regardless of whether enforcement is sought in equity or at law).

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SECTION 3.Conditions to Effectiveness of the Amendment. The Amendments set forth in Section 1 hereof shall become effective as of the first date when, and only when, the following conditions have been satisfied, or waived in accordance with the provisions of the Existing Facility Agreement (the “Amendment Effective Date”):
(a) Execution and Delivery. The Agent shall have received this Amendment, duly executed and delivered by the Borrower Representative, the Agent, and Lenders constituting the Required Lenders.
(b) Representations and Warranties. The representations and warranties contained in Section 2 of this Amendment shall, in each case, be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date; except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and except to the extent that such representations and warranties are already qualified as to materiality or Material Adverse Effect, in which case such qualified representations and warranties shall be true and correct in all respects.
SECTION 4.Reference to and Effect on the Loan Documents.
(a)On and after the Amendment Effective Date, each reference in the Amended Facility Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Facility Agreement, and each reference in the other Loan Documents to “the Facility Agreement”, “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Facility Agreement, shall mean and be a reference to the Existing Facility Agreement as amended and modified by this Amendment.
(b)The Existing Facility Agreement, as specifically amended and modified by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents to the extent provided in the Collateral Documents.
(c)Save as expressly provided herein, the execution, delivery and effectiveness of this Amendment (i) shall not operate as a waiver of any right, power, privilege or remedy of any Lender, any Issuing Bank, any Swing Line Lender or the Agent under any of the Loan Documents and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or other agreements contained in the any of the Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company, any other Loan Party or any other Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or other agreements contained in the Amended Facility Agreement or any other Loan Document in similar or different circumstances after the date hereof.
SECTION 5.Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment and any document, amendment, approval, consent, information,

        Sealed Air – Amendment No. 2 to Fourth Amended and Restated
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notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record (as defined below) and may be executed using Electronic Signatures (as defined below). The Company agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on the Company to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the Company enforceable against such in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Agent may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Agent has agreed to accept such Electronic Signature, the Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Company without further verification and (b) upon the request of the Agent or any Secured Party, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
SECTION 6.Expenses. The Company agrees to reimburse the Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, in accordance with the provisions of Section 9.04(a) of the Amended Facility Agreement (and without duplication of such provision or any provision of this Amendment).
SECTION 7.Miscellaneous. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the Amended Facility Agreement and the other Loan Documents and their respective successors and permitted assigns. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 8.Loan Document. Each of the parties hereto hereby agrees that this Amendment shall be a Loan Document for all purposes of the Amended Facility Agreement and the other Loan Documents, and the definition of “Loan Documents” set forth in the Amended Facility Agreement shall be deemed to have been amended to include this Amendment therein.
SECTION 9.GOVERNING LAW.
(a)THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO

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CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY RIGHT TO ANY OTHER JURISDICTION THAT IT MAY HAVE BY REASON OF DOMICILE OR ANY OTHER REASON AND OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT IN ANY NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(b)EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.
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        Sealed Air – Amendment No. 2 to Fourth Amended and Restated
AMERICAS/2023642911.7        Syndicated Facility Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Fourth Amended and Restated Syndicated Facility Agreement to be duly executed and delivered as of the day and year first above written.
SEALED AIR CORPORATION,
as the Company and as Borrower Representative (for and on behalf of itself and for and on behalf of each other Borrower)

By: /s/ Shuxian (Susan) Yang
Name: Shuxian (Susan) Yang
Title: Treasurer

[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

BANK OF AMERICA, N.A.,
as Agent
By: /s/ Liliana Claar
Name: Liliana Claar
Title: Vice President

[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

BANK OF AMERICA, N.A.,
as a Lender
By: /s/ Erron Powers
Name: Erron Powers
Title: Director

[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

BANCO DE SABADELL, S.A., MIAMI BRANCH
as a Lender
By:     /s/ Enrique Castillo
Name: Enrique Castillo
Title: Head of Corporate Banking

[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

The Bank of East Asia, Limited, New York Branch,
as a Lender
By:     /s/ James Hua
Name: James Hua
Title: SVP

By:     /s/ Chong Tan
Name: Chong Tan
Title: SVP
[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

BNP PARIBAS
as a Lender
By:     /s/ Richard Pace
Name: Richard Pace
Title: Managing Director

By:     /s/ Michael Lefkowitz
Name: Michael Lefkowitz
Title: Director
[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

CITIBANK N.A.
as a Lender
By:     /s/ David Jaffe
Name: David Jaffe
Title: Vice President
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Citizens Bank, N.A.,
as a Lender
By:     /s/ Marc C. Van Horn
Name: Marc C. Van Horn
Title: Vice President
[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

COMPEER FINANCIAL, PCA,
as a Lender
By:     /s/ Sarah Fleet
Name: Sarah Fleet
Title: Director, Capital Markets
[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

COŐPERATIEVE RABOBANK U.A., NEW YORK BRANCH,
as a Lender
By:     /s/ Claire Laury
Name: Claire Laury
Title: Executive Director

By:     /s/ Drew Prather
Name: Drew Prather
Title: Vice President
[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

Credit Agricole Corporate and Investment Bank,
as a Lender
By:     /s/ Gordon Yip
Name: Gordon Yip
Title: Director

By:     /s/ Paul Arens
Name: Paul Arens
Title: Director
[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

Crédit Industriel et Commercial, New York Branch
as a Lender
By:     /s/ Clifford Abramsky
Name: Clifford Abramsky
Title: Managing Director

By:     /s/ Garry Weiss
Name: Garry Weiss
Title: Managing Director
[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

First Hawaiian Bank,
as a Lender
By:     /s/ Christopher Yasuma
Name: Christopher Yasuma
Title: Vice President
[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

First Horizon Bank,
as a Lender
By:     /s/ Terence J Dolch
Name: Terence J Dolch
Title: Senior Vice President
[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

GOLDMAN SACHS BANK USA,
as a Lender
By:     /s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory

GOLDMAN SACHS LENDING PARTNERS LLC,
as a Lender
By:     /s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory
[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

The Huntington National Bank,
as a Lender
By:     /s/ Martin H. McGinty
Name: Martin H. McGinty
Title: Director

[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:     /s/ James Shender
Name: James Shender
Title: Executive Director
[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

Mizuho Bank, Ltd.,
as a Lender
By:     /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

Morgan Stanley Bank, N.A.,
as a Lender
By:     /s/ Atu Koffie-Lart
Name: Atu Koffie-Lart
Title: Authorized Signatory
[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

The Northern Trust Company,
as a Lender
By:     /s/ Andrew D. Holtz
Name: Andrew D. Holtz
Title: Senior Vice President

[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

OLD NATIONAL BANK,
as a Lender
By:     /s/ Michael Trunck
Name: Michael Trunck
Title: Senior Vice President
[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

Santander Bank, N.A.,
as a Lender
By:     /s/ Irv Roa
Name: Irv Roa
Title: Managing Director
[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender
By:     /s/ Rosa Pritsch
Name: Rosa Pritsch
Title: Director
[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

Truist Bank,
as a Lender
By:     /s/ Christian Jacobsen
Name: Christian Jacobsen
Title: Director
[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

Trustmark National Bank,
as a Lender
By:     /s/ Mark Stubblefield
Name: Mark Stubblefield
Title: Senior Vice President
[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]

Wells Fargo Bank, National Association,
as a Lender
By:     /s/ Andrew Payne
Name:Andrew Payne
Title: Managing Director

[SIGNATURE PAGE - SEALED AIR: AMENDMENT NO. 2]